------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported) May 10, 2002


                                  CWABS, INC.
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




               Delaware                  333-73712               95-4596514
    ----------------------------       ------------         -------------------
    (State or Other Jurisdiction        (Commission          (I.R.S. Employer
          of Incorporation)             File Number)        Identification No.)


          4500 Park Granada
        Calabasas, California                                     91302
      -------------------------                               -------------
        (Address of Principal                                  (Zip Code)
         Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of April 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and BNY Western Trust Company, as co-trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2002-BC2.






















----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated December 14, 2001 and the Prospectus Supplement dated April 26, 2002 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2002-BC2.

     Mortgage Loan Statistics
     ------------------------

     For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.


                               Mortgage Loan Programs for the Initial Mortgage Loans

                                                                                                        Percent of
                                                                                                         Aggregate
                                                                    Number of        Aggregate           Principal
                                                                    Mortgage     Principal Balance        Balance
Loan Programs                                                         Loans         Outstanding         Outstanding
-------------                                                    -------------- ------------------- ------------------
2-Year/28-Year LIBOR.........................................         1,378       $211,166,992             47.53%
3-Year/27-Year LIBOR.........................................           735        112,787,351             25.39
5-Year/25-Year LIBOR.........................................             3            571,014              0.13
Fixed 11-Year................................................             5            408,583              0.09
Fixed 12-Year................................................             1             81,308              0.02
Fixed 10-Year................................................             1            206,405              0.05
Fixed 15-Year................................................           109         10,262,846              2.31
Fixed 20-Year................................................            52          6,030,502              1.36
Fixed 25-Year................................................             4            798,567              0.18
Fixed 30-Year................................................           672         92,968,864             20.93
Fixed 30-Year/15-Year Balloon................................            91          8,976,838              2.02
                                                                 -------------- ------------------- ------------------
      Total..................................................         3,051       $444,259,269            100.00%
                                                                 -------------- ------------------- ------------------

                                       Mortgage Loan Principal Balances for
                                             the Initial Mortgage Loans

                                                                                                         Percent of
                                                                                    Aggregate            Aggregate
                                                                    Number of       Principal            Principal
                                                                    Mortgage          Balance             Balance
Range of Mortgage Loan Principal Balances                             Loans         Outstanding        Outstanding
-----------------------------------------                        -------------- ------------------- ------------------
$0.01 to $25,000.............................................            11      $     246,450              0.06%
$25,000.01 to $50,000........................................           181          7,442,589              1.68
$50,000.01 to $75,000........................................           410         25,941,120              5.84
$75,000.01 to $100,000.......................................           526         46,495,516             10.47
$100,000.01 to $150,000......................................           824        102,104,919             22.98
$150,000.01 to $200,000......................................           476         82,003,877             18.46
$200,000.01 to $250,000......................................           252         56,025,549             12.61
$250,000.01 to $300,000......................................           135         37,048,707              8.34
$300,000.01 to $350,000......................................           108         35,106,185              7.90
$350,000.01 to $400,000......................................            84         31,591,940              7.11
$400,000.01 to $450,000......................................            23          9,660,847              2.17
$450,000.01 to $500,000......................................            14          6,834,060              1.54
$500,000.01 to $550,000......................................             6          3,163,547              0.71
$550,000.01 to $600,000......................................             1            593,963              0.13



                                                           3


      Total..................................................         3,051      $ 444,259,269            100.00%
                                                                 ============== =================== ==================

                                  Mortgage Rates for the Initial Mortgage Loans

                                                                                                        Percent of
                                                                                    Aggregate           Aggregate
                                                                    Number of       Principal           Principal
                                                                    Mortgage         Balance             Balance
Range of Mortgage Rates (%)                                           Loans         Outstanding        Outstanding
---------------------------                                      -------------- ------------------- ------------------
 5.501 -  6.000..............................................             3       $    411,631              0.09%
 6.001 -  6.500..............................................            30          5,892,936              1.33
 6.501 -  7.000..............................................           147         29,535,955              6.65
 7.001 -  7.500..............................................           284         51,215,056             11.53
 7.501 -  8.000..............................................           508         85,499,273             19.25
 8.001 -  8.500..............................................           416         66,260,336             14.91
 8.501 -  9.000..............................................           550         78,990,177             17.78
 9.001 -  9.500..............................................           310         40,155,927              9.04
 9.501 - 10.000..............................................           347         42,330,606              9.53
10.001 - 10.500..............................................           167         17,736,960              3.99
10.501 - 11.000..............................................           145         14,990,183              3.37
11.001 - 11.500..............................................            59          4,820,320              1.09
11.501 - 12.000..............................................            54          4,175,796              0.94
12.001 - 12.500..............................................            19          1,417,920              0.32
12.501 - 13.000..............................................            10            727,184              0.16
13.001 - 13.500..............................................             1             55,151              0.01
13.501 - 14.000..............................................             1             43,857              0.01
                                                                 -------------- ------------------- ------------------
         Total...............................................         3,051       $444,259,269            100.00%
                                                                 ============== =================== ==================

                        Remaining Terms to Stated Maturity for the Initial Mortgage Loans

                                                                                                        Percent of
                                                                                    Aggregate           Aggregate
                                                                    Number of       Principal           Principal
                                                                    Mortgage         Balance             Balance
Remaining Term (months)                                               Loans         Outstanding        Outstanding
-----------------------                                          -------------- ------------------- ------------------
    1 - 120..................................................             5      $     408,583              0.09%
  121 - 180..................................................           202         19,527,398              4.40
  181 - 300..................................................            56          6,829,069              1.54
  301 - 360..................................................         2,788        417,494,220             93.98
                                                                 -------------- ------------------- ------------------
           Total.............................................         3,051       $444,259,269            100.00%
                                                                 ============== =================== ==================


                               Loan-to-Value Ratios for the Initial Mortgage Loans

                                                                                                        Percent of
                                                                     Number         Aggregate           Aggregate
                                                                       of           Principal           Principal
                                                                    Mortgage         Balance             Balance
Range of Loan-to-Value Ratios (%)                                     Loans         Outstanding        Outstanding
---------------------------------                                -------------- ------------------- ------------------
50.00 or Less..............................................             101      $    8,438,304             1.90%



                                                           4


50.01 - 55.00..............................................              31           4,229,832             0.95
55.01 - 60.00..............................................              62           7,646,027             1.72
60.01 - 65.00..............................................              92          12,447,357             2.80
65.01 - 70.00..............................................             150          20,722,854             4.66
70.01 - 75.00..............................................             313          43,766,373             9.85
75.01 - 80.00..............................................             933         146,078,245            32.88
80.01 - 85.00..............................................             553          78,647,531            17.70
85.01 - 90.00..............................................             620          91,618,904            20.62
90.01 - 95.00..............................................             195          30,383,655             6.84
95.01 - 100.00.............................................               1             280,188             0.06
                                                                 -------------- ------------------- ------------------
              Total........................................           3,051        $444,259,269           100.00%
                                                                 ============== =================== ==================

                                State Distribution of the Mortgaged Properties for
                                            the Initial Mortgage Loans

                                                                                                         Percent of
                                                                                        Aggregate        Aggregate
                                                                         Number of      Principal        Principal
                                                                          Mortgage       Balance          Balance
State                                                                      Loans       Outstanding      Outstanding
-----                                                                   -----------  ---------------  ---------------
Alabama...............................................................          16      $  1,339,306         0.30%
Arizona...............................................................          96        11,551,219         2.60
Arkansas..............................................................          25         1,544,131         0.35
California............................................................         688       146,833,912        33.05
Colorado..............................................................         117        19,163,373         4.31
Connecticut...........................................................          28         3,794,937         0.85
Delaware..............................................................          11         1,566,191         0.35
District of Columbia..................................................           4           987,147         0.22
Florida...............................................................         197        23,446,520         5.28
Georgia...............................................................         111        14,080,516         3.17
Hawaii................................................................          12         3,249,010         0.73
Idaho.................................................................           9         1,067,621         0.24
Illinois..............................................................         200        28,396,288         6.39
Indiana...............................................................          94         9,244,859         2.08
Iowa..................................................................          12           977,621         0.22
Kansas................................................................          15         1,668,398         0.38
Kentucky..............................................................          30         2,902,763         0.65
Louisiana.............................................................          17         1,654,413         0.37
Maine.................................................................           3           413,222         0.09
Maryland..............................................................          45         7,432,668         1.67
Massachusetts.........................................................          62        10,351,415         2.33
Michigan..............................................................         116        12,652,837         2.85
Minnesota.............................................................          70         9,911,900         2.23
Mississippi...........................................................           9           555,549         0.13
Missouri..............................................................          75         7,338,930         1.65
Montana...............................................................           3           274,304         0.06
Nebraska..............................................................          13         1,209,619         0.27
Nevada................................................................          24         4,008,673         0.90
New Hampshire.........................................................           5           518,641         0.12
New Jersey............................................................          63        10,455,055         2.35
New Mexico............................................................          11         1,239,026         0.28
New York..............................................................          62        11,948,629         2.69
North Carolina........................................................          96        10,709,684         2.41
North Dakota..........................................................           1           136,426         0.03



                                                           5


Ohio..................................................................         168        16,453,478         3.70
Oklahoma..............................................................          17         1,169,454         0.26
Oregon................................................................          44         6,697,121         1.51
Pennsylvania..........................................................         110        12,205,412         2.75
Rhode Island..........................................................          28         3,427,758         0.77
South Carolina........................................................          22         2,602,688         0.59
South Dakota..........................................................           1           138,550         0.03
Tennessee.............................................................          54         4,764,216         1.07
Texas.................................................................         103        12,164,617         2.74
Utah..................................................................          13         2,327,719         0.52
Virginia..............................................................          80         9,784,621         2.20
Washington............................................................          35         5,977,314         1.35
West Virginia.........................................................          13         1,209,677         0.27
Wisconsin.............................................................          23         2,711,840         0.61
                                                                        -----------  ---------------  ---------------
              Total.................................................         3,051      $444,259,269       100.00%
                                                                        ===========  ===============  ===============

                           Credit Bureau Risk Scores(1) for the Initial Mortgage Loans

                                                                                                         Percent of
                                                                                        Aggregate        Aggregate
                                                                         Number of      Principal        Principal
                                                                          Mortgage       Balance          Balance
Credit Bureau Risk Scores                                                  Loans       Outstanding      Outstanding
-------------------------                                               -----------  ---------------  ---------------
801 - 820..........................................................              3      $    339,868         0.08%
781 - 800..........................................................             22         3,407,087         0.77
761 - 780..........................................................             32         6,049,767         1.36
741 - 760..........................................................             49         8,514,579         1.92
721 - 740..........................................................             70        11,625,352         2.62
701 - 720..........................................................             87        16,380,245         3.69
681 - 700..........................................................            139        22,191,941         5.00
661 - 680..........................................................            218        34,376,908         7.74
641 - 660..........................................................            350        54,664,906        12.30
621 - 640..........................................................            410        61,743,241        13.90
601 - 620..........................................................            420        62,305,444        14.02
581 - 600..........................................................            357        46,679,190        10.51
561 - 580..........................................................            322        43,242,016         9.73
541 - 560..........................................................            314        40,836,240         9.19
521 - 540..........................................................            185        22,501,198         5.06
501 - 520..........................................................             68         8,642,697         1.95
500 or Less........................................................              5           758,584         0.17
                                                                        -----------  ---------------  ---------------
             Total.................................................          3,051      $444,259,269       100.00%
                                                                        ===========  ===============  ===============

                    Gross Margins for the Adjustable Rate Initial Mortgage Loans

                                                                                                         Percent of
                                                                           Number       Aggregate        Aggregate
                                                                             of         Principal        Principal
                                                                          Mortgage       Balance          Balance
Range of Gross Margins (%)                                                 Loans       Outstanding      Outstanding
--------------------------                                              -----------  ---------------  ---------------
  3.001 -  4.000..................................................               5     $   1,103,215         0.34%
  4.001 -  5.000..................................................              93        18,244,801         5.62
  5.001 -  6.000..................................................             375        67,488,232        20.80
  6.001 -  7.000..................................................             808       128,151,059        39.49



                                                           6


 7.001 -  8.000...................................................             424        59,426,110        18.31
 8.001 -  9.000...................................................             236        29,085,138         8.96
 9.001 - 10.000...................................................             130        16,714,968         5.15
10.001 - 11.000...................................................              33         2,836,067         0.87
11.001 - 12.000...................................................              10         1,276,650         0.39
12.001 - 13.000...................................................               2           199,115         0.06
                                                                        -----------  ---------------  ---------------
           Total..................................................           2,116      $324,525,356       100.00%
                                                                        ===========  ===============  ===============


                       Next Adjustment Date for the Adjustable Rate Initial Mortgage Loans

                                                                                                         Percent of
                                                                                        Aggregate        Aggregate
                                                                         Number of      Principal        Principal
                                                                          Mortgage       Balance          Balance
Next Adjustment Date                                                       Loans       Outstanding      Outstanding
--------------------                                                    -----------  ---------------  ---------------
January 2003......................................................               1    $      230,823         0.07%
June 2003.........................................................               1            94,016         0.03
July 2003.........................................................               8           899,978         0.28
August 2003.......................................................              11         1,368,867         0.42
September 2003....................................................               7         1,310,514         0.40
October 2003......................................................               5         1,243,268         0.38
November 2003.....................................................              16         2,195,861         0.68
December 2003.....................................................              49         7,130,712         2.20
January 2004......................................................             176        28,172,404         8.68
February 2004.....................................................             594        86,456,313        26.64
March 2004........................................................             469        74,330,263        22.90
April 2004........................................................              41         7,733,974         2.38
June 2004.........................................................               1           173,890         0.05
July 2004.........................................................               4           693,245         0.21
August 2004.......................................................               9         1,036,626         0.32
September 2004....................................................              10         1,186,893         0.37
October 2004......................................................               3           306,139         0.09
November 2004.....................................................              16         2,570,779         0.79
December 2004.....................................................              43         7,628,744         2.35
January 2005......................................................             145        25,715,124         7.92
February 2005.....................................................             374        52,795,474        16.27
March 2005........................................................             125        19,500,537         6.01
April 2005........................................................               5         1,179,901         0.36
August 2006.......................................................               1           244,902         0.08
January 2007......................................................               2           326,112         0.10
                                                                        -----------  ---------------  ---------------
               Total..............................................           2,116      $324,525,356       100.00%
                                                                        ===========  ===============  ===============


                      Maximum Mortgage Rates for the Adjustable Rate Initial Mortgage Loans

                                                                                                         Percent of
                                                                           Number       Aggregate        Aggregate
                                                                             of         Principal        Principal
                                                                          Mortgage       Balance          Balance
Range of Maximum Mortgage Rates (%)                                        Loans       Outstanding      Outstanding
-----------------------------------                                     -----------  ---------------  ---------------
12.001 - 12.500...................................................              16    $    2,472,795         0.76%
12.501 - 13.000...................................................              61        12,017,873         3.70



                                                           7


13.001 - 13.500...................................................              93        16,336,624         5.03
13.501 - 14.000...................................................             194        35,513,254        10.94
14.001 - 14.500...................................................             238        41,794,165        12.88
14.501 - 15.000...................................................             399        67,862,372        20.91
15.001 - 15.500...................................................             274        42,415,214        13.07
15.501 - 16.000...................................................             311        44,293,791        13.65
16.001 - 16.500...................................................             164        21,305,733         6.57
16.501 - 17.000...................................................             168        20,644,794         6.36
17.001 - 17.500...................................................              80         8,210,177         2.53
17.501 - 18.000...................................................              59         6,558,877         2.02
18.001 - 18.500...................................................              27         2,456,067         0.76
18.501 - 19.000...................................................              23         2,021,682         0.62
19.001 - 19.500...................................................               5           384,619         0.12
19.501 - 20.000...................................................               4           237,320         0.07
                                                                        -----------  ---------------  ---------------
                  Total...........................................           2,116      $324,525,356       100.00%
                                                                        ===========  ===============  ===============


                    Initial Periodic Rate Cap for the Adjustable Rate Initial Mortgage Loans


                                                                                                         Percent of
                                                                                        Aggregate        Aggregate
                                                                         Number of      Principal        Principal
                                                                          Mortgage       Balance          Balance
Initial Periodic Rate Cap (%)                                              Loans       Outstanding      Outstanding
-----------------------------                                           -----------  ---------------  ---------------
1.000.............................................................              30    $    3,971,018         1.22%
1.500.............................................................             653       105,629,372        32.55
2.000.............................................................             362        63,651,291        19.61
3.000.............................................................           1,070       151,178,295        46.58
3.260.............................................................               1            95,381         0.03
                                                                        -----------  ---------------  ---------------
          Total...................................................           2,116      $324,525,356       100.00%
                                                                        ===========  ===============  ===============

                    Subsequent Periodic Rate Cap for the Adjustable Rate Initial Mortgage Loans

                                                                                                         Percent of
                                                                           Number       Aggregate        Aggregate
                                                                             of         Principal        Principal
                                                                          Mortgage       Balance          Balance
Subsequent Periodic Rate Cap (%)                                           Loans       Outstanding      Outstanding
--------------------------------                                        -----------  ---------------  ---------------
1.000.............................................................           1,497      $227,376,727        70.06%
1.500.............................................................             611       $96,189,567        29.64%
3.000.............................................................               8           959,062         0.30
                                                                        -----------  ---------------  ---------------
          Total...................................................           2,116      $324,525,356       100.00%
                                                                        ===========  ===============  ===============

                      Minimum Mortgage Rates for the Adjustable Rate Initial Mortgage Loans

                                                                                                         Percent of
                                                                           Number       Aggregate        Aggregate
                                                                             of         Principal        Principal
                                                                          Mortgage       Balance          Balance
Range of Minimum Mortgage Rates (%)                                        Loans       Outstanding      Outstanding
-----------------------------------                                     -----------  ---------------  ---------------
  5.000 or Less....................................................             13    $    2,772,440         0.85%
  5.001 -  6.000...................................................             25         3,360,029         1.04



                                                           8

1
  6.001 -  7.000...................................................            137        25,964,591         8.00
  7.001 -  8.000...................................................            525        93,566,107        28.83
  8.001 -  9.000...................................................            673       106,696,070        32.88
  9.001 - 10.000...................................................            445        60,792,258        18.73
10.001 -  11.000...................................................            207        23,405,494         7.21
11.001 -  12.000...................................................             68         6,152,247         1.90
12.001 -  13.000...................................................             21         1,660,336         0.51
13.001 -  14.000...................................................              1            43,857         0.01
14.001 -  15.000...................................................              1           111,927         0.03
                                                                        -----------  ---------------  ---------------
             Total.................................................          2,116      $332,525,356       100.00%
                                                                        ===========  ===============  ===============


                               Types of Mortgaged Properties for the Initial Mortgage Loans


                                                                                                         Percent of
                                                                           Number       Aggregate        Aggregate
                                                                             of         Principal        Principal
                                                                          Mortgage       Balance          Balance
 Property Type                                                             Loans       Outstanding      Outstanding
 -------------                                                          -----------  ---------------  ---------------
 Single-Family Detached............................................          2,480      $354,893,824        79.88%
 Planned Unit Development..........................................            233        42,698,806         9.61
 Low Rise Condominium..............................................            123        17,416,223         3.92
 Two Family Home...................................................             99        13,231,226         2.98
 Four Family Home..................................................             25         4,316,172         0.97
 Three Family Home.................................................             21         4,147,688         0.93
 Single-Family Attached............................................             26         3,577,711         0.81
 Manufactured Housing(1)...........................................             31         2,112,744         0.48
 High Rise Condominium.............................................              8         1,324,455         0.30
 Townhouse.........................................................              5           540,420         0.12
                                                                        -----------  ---------------  ---------------
          Total....................................................          3,051      $444,259,269       100.00%
                                                                        ===========  ===============  ===============

                                 Occupancy Types for the Initial Mortgage Loans

                                                                                                         Percent of
                                                                                        Aggregate        Aggregate
                                                                         Number of      Principal        Principal
                                                                          Mortgage       Balance          Balance
Occupancy                                                                  Loans       Outstanding      Outstanding
---------                                                               -----------  ---------------  ---------------
Owner Occupied...............................................                2,836      $420,040,522        94.55%
Non-Owner Occupied...........................................                  204        22,919,416         5.16
Second Home..................................................                   11         1,299,331         0.29
                                                                        -----------  ---------------  ---------------
          Total..............................................                3,051      $444,259,269       100.00%
                                                                        ===========  ===============  ===============

                                   Loan Purposes for the Initial Mortgage Loans

                                                                                                         Percent of
                                                                           Number       Aggregate        Aggregate
                                                                             of         Principal        Principal
                                                                          Mortgage       Balance          Balance
Loan Purpose                                                               Loans       Outstanding      Outstanding
------------                                                            -----------  ---------------  ---------------



96


Refinance-- Cash Out..............................................           1,962      $279,458,511        62.90%
Purchase..........................................................             754      $117,396,930        26.43
Refinance-- Rate/Term.............................................             335       $47,403,829        10.67
                                                                        -----------  ---------------  ---------------
         Total....................................................           3,051      $444,259,269       100.00%
                                                                        ===========  ===============  ===============

Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

          (a) Not applicable.

          (b) Not applicable.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CWABS, INC.


                                   By: /s/ Celia Coulter
                                       -----------------
                                       Name:   Celia Coulter
                                       Title:  Vice President



Dated:  May 14, 2002